Exhibit 5.1

FIRM and AFFILIATE OFFICES
NEW YORK
www.duanemorris.com		LONDON
SINGAPORE
LOS ANGELES
CHICAGO
HOUSTON
HANOI
PHILADELPHIA
SAN DIEGO
SAN FRANCISCO
BALTIMORE
BOSTON
WASHINGTON, DC
LAS VEGAS
ATLANTA
MIAMI
	March 11, 2009	PITTSBURGH
NEWARK
WILMINGTON
PRINCETON
LAKE TAHOE
Diamond Offshore Drilling, Inc.		HO CHI MINH CITY
15415 Katy Freeway, Suite 100
Houston, Texas 77094
Ladies and Gentlemen:
     We have acted as counsel to Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company”), in connection with the preparation and filing by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement on Form S-3 (the “Registration Statement”) relating to the proposed issuance and sale by the Company from time to time of the following securities (collectively, the “Securities”): (i) shares of the Company’s common stock, par value $.01 per share (the “Common Stock”); (ii) shares of the Company’s preferred stock, par value $.01 per share (the “Preferred Stock”), in one or more series to be designated; (iii) debt securities (the “Debt Securities”), which may be either senior or subordinated and which may be convertible into or exchangeable for shares of Common Stock, Preferred Stock or other Debt Securities, proposed to be issued under the Indenture, dated as of February 4, 1997 (the “Principal Indenture”), between the Company and The Bank of New York Mellon (formerly known as The Bank of New York) (as successor to The Chase Manhattan Bank), as trustee (the “Trustee”), as amended and supplemented from time to time by one or more supplemental indentures (each, a “Supplemental Indenture”) between the Company and the Trustee (as so amended and supplemented by the applicable Supplemental Indenture, the “Indenture”); (iv) warrants (the “Warrants”) to purchase Debt Securities, Common Stock, Preferred Stock or other securities; (v) subscription rights (the “Subscription Rights”) to purchase Debt Securities, Common Stock, Preferred Stock or other securities; (vi) stock purchase contracts (the “Stock Purchase Contracts”) to purchase shares of Common Stock or Preferred Stock; and (vii) stock purchase units (the “Stock Purchase Units”) consisting of (a) Stock Purchase Contracts; (b) Warrants; and/or (c) debt securities or debt obligations of third parties (including United States treasury securities; other stock purchase contracts or common stock), that would secure the holders’ obligations to purchase or to sell, as the case may be, Preferred Stock or Common Stock under the Stock Purchase Contract.

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

     The Securities are to be sold from time to time as set forth in the Registration Statement, the prospectus contained therein (the “Prospectus”) and any amendments or supplements thereto. The Warrants are to be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”), by and between the Company and a warrant agent (each, a “Warrant Agent”). The Subscription Rights may be issued under one or more subscription rights certificates (each, a “Subscription Rights Certificate”) and/or pursuant to one or more subscription rights agreements (each, a “Subscription Rights Agreement”) proposed to be entered into between the Company and a subscription agent or agents (each, a “Subscription Agent”). The Stock Purchase Contracts are to be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”), by and between the Company and a purchase contract agent (each, a “Purchase Contract Agent”). The shares of Common Stock and Preferred Stock may be issued directly, upon conversion or exchange, as applicable, of the Debt Securities or Preferred Stock or pursuant to Stock Purchase Contracts or Stock Purchase Units or upon exercise of the Warrants or the Subscription Rights. Debt Securities may be issued directly, upon conversion of other Debt Securities or upon exercise of the Warrants or the Subscription Rights. This opinion is rendered in accordance with the requirements of Item 601(b)(5)(i) of Regulation S-K of the Commission.
     In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) and Amended and Restated Bylaws, as amended (the “Bylaws”), certain resolutions of the Company’s Board of Directors and/or the Executive Committee thereof, the Registration Statement, the Principal Indenture, and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.
     In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of public officials and of officers and representatives of the Company.
     In making our examination of executed documents or documents to be executed, we have assumed that each of the parties thereto, other than the Company, (a) is or will be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) had or will have the power, corporate or otherwise, and authority to enter into and perform all obligations thereunder and (c) is or will be duly qualified to engage in the activities contemplated by each Indenture, Warrant Agreement, Subscription Rights Agreement and Purchase Contract Agreement to which it is or will be party, and we have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of all such documents, and, as to parties other than the Company, the validity and binding effect on such

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

parties, and that such documents are enforceable against such parties in accordance with their respective terms. We have assumed that each of the Principal Indenture and each Supplemental Indenture, and each of the Warrant Agreements, Subscription Rights Agreements and Purchase Contract Agreements has been or will be duly authorized, executed and delivered by the Trustee, Warrant Agents, Subscription Agents or Purchase Contract Agents, as the case may be, in substantially the form that has been or will be reviewed by us, and that any Debt Securities, Warrants, Subscription Rights, Stock Purchase Contracts or Stock Purchase Units that may be issued will be manually signed or countersigned, as the case may be, by duly authorized officers of the Trustee, the Warrant Agents, the Subscription Agents or the Purchase Contract Agents, as the case may be. We have assumed that each Trustee, Warrant Agent, Subscription Agent or Purchase Contract Agent, as the case may be, is and will be in compliance, both generally and with respect to acting as such under each Indenture, Warrant Agreement, Subscription Rights Agreement and Purchase Contract Agreement to which it is a party, with all applicable laws and regulations. We have also assumed that the laws of the State of New York will be chosen to govern any Supplemental Indentures, Warrant Agreements, Subscription Rights Agreements and Purchase Contract Agreements, and that such choice is a valid and legal provision. In addition, we have also assumed that the terms of the Securities will have been established so as not to, and that the execution and delivery by the Company of, and the performance of its obligations under, the Securities, each Indenture, including the Supplemental Indentures, the Warrant Agreements, the Subscription Rights Agreements and the Purchase Contract Agreements, will comply with and will not, violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company is subject, (ii) any law, rule or regulation to which the Company is subject, (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority.
     Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:
          1. The Principal Indenture has been duly authorized, executed and delivered by the Company and when (i) the applicable Supplemental Indenture shall have been duly executed and delivered by the Company and the Trustee, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, (ii) such Indenture shall have been duly qualified under the Trust Indenture Act of 1939, as amended, (iii) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance, sale and terms of such Debt Securities and related matters in the manner required by such Indenture, (iv) the terms of such particular Debt Securities and of their issuance and sale have been duly established in conformity with such Indenture so as not to violate any applicable law, the Restated Certificate or Bylaws, or create or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, and (v) certificates for such Debt Securities, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, shall have been duly executed, issued and authenticated as provided in such Indenture and delivered to the purchasers thereof (A) against payment therefor of the proper consideration or (B) upon the proper conversion or exercise (including, without limitation, the payment of the proper exercise or conversion consideration) of the Securities providing for conversion or exercise, in any such case, as contemplated in the Registration Statement, the Prospectus and the applicable supplement to the Prospectus, such Debt Securities, when issued and sold or otherwise distributed in accordance with such Indenture, and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing and standards of materiality (regardless of whether enforcement is sought in a proceeding at law or in equity) and except (a) that rights to indemnification and contribution thereunder and under the Indenture may be limited by federal or state securities laws or public policy, (b) to the extent that enforcement may be limited by the waivers of any usury defense contained in such Indenture or such Debt Securities which may be unenforceable, (c) to the extent that enforcement may be limited by requirements that a claim with respect to any Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) to the extent that enforcement may be limited by governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.
          2. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance, sale and terms of shares of Preferred Stock and related matters, including the adoption of a Certificate of Designation for such Preferred Stock in accordance with the applicable provisions of the corporate laws of the State of Delaware (the “Certificate of Designation”), (ii) the Certificate of Designation has been duly executed and acknowledged by the Company and filed with the Secretary of State of the State of Delaware and recorded in accordance with the requirements of the Company’s Restated Certificate and Bylaws and applicable law, (iii) the terms of such shares of Preferred Stock and of the issuance and sale thereof have been duly established and are then in conformity with the Restated Certificate, including the Certificate of Designation relating to such Preferred Stock, and the Bylaws so as not to violate any applicable law, the Restated Certificate or Bylaws or create or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, (iv) if certificated, certificates in the form required under Delaware corporate law representing such shares of Preferred Stock are duly executed, issued and countersigned and (v) such shares of Preferred Stock are registered in the Company’s share registry and delivered (A) against payment therefor of the proper consideration

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

or (B) upon the proper conversion or exercise (including, without limitation, if applicable, the payment of the proper exercise or conversion consideration) of the Securities providing for conversion or exercise, in any such case, as contemplated in the Registration Statement, the Prospectus and the applicable supplement to the Prospectus and resolutions, such shares of Preferred Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable (assuming for purposes of this paragraph that the Company shall have a sufficient number of authorized and unissued shares), provided that the consideration therefor is not less than the par value per share of Preferred Stock at the time of issuance.
          3. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance of shares of Common Stock and related matters, (ii) terms of the issuance and sale of such shares of Common Stock have been duly established and are then in conformity with the Restated Certificate and Bylaws so as not to violate any applicable law, the Restated Certificate or Bylaws or create or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, (iii) if certificated, certificates in the form required under Delaware corporate law representing such shares of Common Stock are duly executed and countersigned and (iv) such shares of Common Stock are registered in the Company’s share registry and delivered (A) against payment therefor of the proper consideration or (B) upon the proper conversion or exercise (including, without limitation, if applicable, the payment of the proper exercise or conversion consideration) of the Securities providing for conversion or exercise, in any such case, as contemplated in the Registration Statement, the Prospectus and the applicable supplement to the Prospectus and resolutions, such shares of Common Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable (assuming for purposes of this paragraph that the Company shall have a sufficient number of authorized and unissued shares), provided that the consideration therefor is not less than the par value per share of Common Stock at the time of issuance.
          4. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance and terms of the Warrants and the Securities into which the Warrants are exercisable, the consideration to be received therefor and related matters, (ii) a Warrant Agreement relating to such Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto, (iii) the terms of such Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law, the Restated Certificate or Bylaws or create or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Warrant

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

Agent, and (iv) such Warrants have been duly executed, authenticated by the applicable Warrant Agent, delivered and countersigned in accordance with the provisions of the applicable Warrant Agreement and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, such Warrants, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Warrant Agreement and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing and standards of materiality (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder and under the Warrant Agreement may be limited by federal or state securities laws or public policy.
          5. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance and terms of the Subscription Rights, the Securities into which such Subscription Rights are exercisable, the Subscription Rights Agreement and related matters, (ii) the terms of such Subscription Rights and of their issuance and sale have been duly established in conformity with the Subscription Rights Agreement and the Subscription Rights Certificate so as not to violate any applicable law, the Restated Certificate or Bylaws, or create or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent, (iii) the Common Stock or the Preferred Stock relating to such Subscription Rights has been duly issued and paid for in the manner contemplated in the Registration Statement, the Prospectus and any supplement to the Prospectus relating thereto and applicable law, provided that the consideration for such Common Stock or Preferred Stock is not less than the par value per share at the time of issuance, (iv) the Subscription Rights Certificates, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, have been duly executed, countersigned, authenticated by the applicable Subscription Agent, delivered, issued and sold upon payment of the agreed-upon consideration therefor, such Subscription Rights, when issued and sold or otherwise distributed in accordance with the applicable Subscription Rights Agreement, and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

fair dealing and standards of materiality (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder and under the Subscription Rights Certificate and Subscription Rights Agreement may be limited by federal or state securities laws or public policy.
          6. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance and terms of the Stock Purchase Contracts and the Securities for which such Stock Purchase Contracts may be settled, and related matters, (ii) the terms of such Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, the Restated Certificate or Bylaws, or create or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract Agent, (iii) any Common Stock or Preferred Stock included in such Stock Purchase Contracts has been duly issued and paid for in the manner contemplated in the Registration Statement, the Prospectus and any supplement to the Prospectus relating thereto and applicable law, provided that the consideration for such Common Stock or Preferred Stock is not less than the par value per share at the time of issuance, and (iv) the applicable Stock Purchase Contracts, in the form to be filed as an exhibit to a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, have been duly executed, countersigned and delivered upon payment of the due consideration therefor, such Stock Purchase Contracts, when issued and sold or otherwise distributed in accordance with the applicable Purchase Contract Agreement, and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing and standards of materiality (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder and under the Purchase Contract Agreement may be limited by federal or state securities laws or public policy.
          7. When (i) the Board of Directors, including any appropriate, authorized committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to authorize and approve the issuance and terms of the Stock Purchase Units and the Securities for which such Stock Purchase Units may be settled and related matters, (ii) the terms of such Stock Purchase Units and the related Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, the Restated Certificate or Bylaws, or create or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

Agent, (iii) the terms of the collateral arrangements and agreements relating to such Stock Purchase Units have been duly established and such agreements have been duly executed and delivered, (iv) the applicable Purchase Contract Agreement has been duly executed and delivered, (v) any Securities or any other securities included in such Stock Purchase Units have been duly issued and paid for in the manner contemplated in the Registration Statement, the Prospectus and any supplement to the Prospectus relating thereto and applicable law, provided that the consideration for any Common Stock or Preferred Stock is not less than the par value per share at the time of issuance, and (vi) the Stock Purchase Units, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement, the Prospectus or any supplement to the Prospectus or term sheet relating thereto, have been duly executed, countersigned and delivered upon payment of the due consideration therefor, such Stock Purchase Units, when issued and sold or otherwise distributed in accordance with the applicable Purchase Contract Agreement, and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued, and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing and standards of materiality (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder and under the Purchase Contract Agreement may be limited by federal or state securities laws or public policy.
     The opinions expressed above are subject to the conditions that (i) the Registration Statement (including, as applicable, all necessary post-effective amendments thereto) shall have become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with respect to the applicable Securities shall have been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) if the applicable Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to such Securities shall have been duly authorized, executed and delivered by the Company and the other parties thereto and (iv) all applicable provisions of the “Blue Sky” and securities laws of the various states and other jurisdictions in which the Securities may be offered and sold shall have been complied with.
     In rendering the opinions set forth in paragraphs (1), (4), (5), (6) and (7) above, we express no opinion with respect to any provision of any Indenture, including any Supplemental Indenture, Warrant Agreement, Subscription Rights Agreement or Purchase Contract Agreement providing for any waiver of the right to a trial by jury, mandatory arbitration or mediation, any waiver of the right to attack or appeal a judgment, the consent to or establishment of jurisdiction or venue, any waiver of the right to raise a claim of an inconvenient forum with respect to any judicial proceedings, specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of such agreement, or relating to indemnification, contribution or exculpation under circumstances involving the negligence of the indemnified or exculpated party or the party receiving contribution in which a court might determine the provision to be unfair or insufficiently explicit.
     The opinions expressed herein are limited to the corporate laws of the State of Delaware and the laws of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement, and we express no opinion

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5

Diamond Offshore Drilling, Inc.
March 11, 2009

as to the effect on the matters covered by this letter of the laws of any other jurisdiction. We express no opinion regarding any federal or state securities laws or regulations.
     The Securities may be issued from time to time on a delayed or continuous basis, and the opinions expressed herein are limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect. Where our opinions expressed herein refer to events to occur at a future date, we have assumed that there will have been no changes in the relevant law or facts between the date hereof and such future date. We do not undertake to advise you of any changes in the opinions expressed herein from matters that may hereafter arise or be brought to our attention or to revise or supplement such opinions should the present laws of any jurisdiction be changed by legislative action, judicial decision, or otherwise. These opinions are expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.
     The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. We hereby consent to the filing of this letter with the Commission as an exhibit to the Registration Statement and to the reference to this letter and our firm under the heading “Legal Matters” in the Prospectus. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

Very truly yours,

/s/ Duane Morris LLP

Duane Morris llp

3200 SOUTHWEST FREEWAY, SUITE 3150 HOUSTON, TX 77027-7534	PHONE: 713.402.3900 FAX: 713.402.3901
DM3\945347.5